497(e) Filing

033-75292/811-03240

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE MAY 1, 2006 PROSPECTUS

November 27, 2006

This supplement supersedes all prior supplements.

Fund Merger: Large Cap Growth Fund Merged Into VALIC Ultra Fund

On January 27, 2006, the shareholders of VALIC Company I Large Cap Growth Fund approved the merger of the Large Cap Growth Fund with and into the VALIC Company I VALIC Ultra Fund. Effective upon the close of business on May 26, 2006, the Large Cap Growth Fund liquidated by transferring all of its assets and liabilities to the VALIC Ultra Fund. All prospectus references to the Large Cap Growth Fund should be disregarded as of May 30, 2006 due to this fund merger.

VALIC Company I Sub-Adviser Changes:

Core Equity Fund. Washington Mutual, Inc. announced in July, 2006, that it had entered into a definitive agreement for the sale of its asset management business to Principal Financial Group, Inc. The closing of the acquisition is expected to take place on or before December 31, 2006, and constitutes a change of control or assignment transaction under federal law. Consequently, the Board of Directors of VALIC Company I (the "VC I Board") approved a new sub-advisory agreement with respect to the Core Equity Fund. Further, an information statement will be mailed to Core Equity Fund participants owning interests on the effective date of the change of control. The information statement will generally describe the sub-adviser, the change of control transaction, and the terms of the new sub-advisory agreement.

Science & Technology Fund. The VC I Board approved an investment sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management"), which provides that Wellington Management will serve as a sub-adviser for a portion of the assets of the Science & Technology Fund, beginning in January, 2007. An information statement will be mailed to participants owning interests and will describe Wellington Management, the factors considered by the VC I Board in reaching its decision, and other information about this fund. Currently, the Science & Technology Fund has two sub-advisers, including T. Rowe Price Associates, Inc. and RCM Capital Management, LLC. Both sub-advisers will continue to sub-advise the fund following the addition of Wellington Management.

Small Cap Aggressive Growth Fund. The VC I Board approved the termination of Credit Suisse Asset Management, LLC ("Credit Suisse") as the investment sub-adviser of the Small Cap Aggressive Growth Fund effective at the close of business on November 3, 2006. Credit Suisse's asset management business is being restructured, and as a result, they will no longer be able to provide services to the Small Cap Aggressive Growth Fund after December, 2006. In connection with the termination of Credit Suisse, the VC I Board approved an interim investment sub-advisory agreement with Wells Capital Management Company Incorporated ("Wells Capital"). Management anticipates that Wells Capital will assume sub-advisory duties on or about November 6, 2006. The Interim Sub-Advisory Agreement provides that Wells Capital will serve as a sub-adviser for the fund until a new investment sub-advisory agreement is approved at a meeting of the shareholders, scheduled for January, 2007. Therefore, a proxy statement will be mailed to all participants owning interests in the fund. The proxy statement will include information about the fund and will describe Wells Capital, the terms of the new investment sub-advisory agreement, and the factors considered by the Board in its decision to terminate Credit Suisse and engage Wells Capital.

Small Cap Fund. The VC I Board approved an investment sub-advisory agreement with Bridgeway Capital Management, Inc. ("Bridgeway"), which provides that Bridgeway will serve as a sub-adviser for a portion of the assets of the Small Cap Fund, beginning on or about October 1, 2006. An information statement will be mailed to participants owning interests and will describe Bridgeway, the factors considered by the VC I Board in reaching its decision, and other information about this fund. Currently, the Small Cap Fund has three sub-advisers, including American Century Investment Management, Inc., Franklin Portfolio Associates, Inc., and T. Rowe Price Associates, Inc. Each of these sub-advisers will continue to sub-advise the fund following the addition of Bridgeway.

VALIC Company II Sub-Adviser Changes:

Capital Appreciation Fund. The VALIC Company II Board of Trustees ("VC II Board") approved the termination of Credit Suisse Asset Management, LLC ("Credit Suisse"), as the investment sub-adviser of the Capital Appreciation Fund effective on or about September 30, 2006. Credit Suisse's asset management business is being restructured, and as a result, they will no longer be able to provide services to the Capital Appreciation Fund. In connection with the termination of Credit Suisse, the VC II Board approved an investment sub-advisory agreement with Bridgeway, effective on or about October 1, 2006. An information statement will be mailed to participants owning interests and will describe Bridgeway, the factors considered by the Board in reaching its decision, and other information about this fund.

American Home Assurance Company:

American Home Assurance Company has provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to contracts issued by VALIC. The Guarantee terminates on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.